12. FAIR VALUE ACCOUNTING	9 Months Ended
Sep. 30, 2015
Fair Value Accounting
Note 12. FAIR VALUE ACCOUNTING

Fair value measurement is based on a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value which are:

Level 1 — Quoted prices that are available in active markets for identical assets or liabilities.

Level 2 — Quoted prices in active markets for similar assets that are observable.

Level 3 — Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

At September 30, 2015, the Company had Level 1 financial instruments, consisting of cash and cash equivalents, with a fair value of $25,485,324.